UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

Eiger BioPharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Cambridge Avenue, Suite 350 Palo Alto, California		94306
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 272-6138

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other events.

On July 18, 2016, the Company issued a press release entitled “Eiger BioPharmaceuticals Announces First Patient Dosed in Phase 2 LIBERTY Study of Ubenimex in Pulmonary Arterial Hypertension.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On July 20, 2016, the Company issued a press release entitled “Eiger BioPharmaceuticals Announces Completion of Dosing in Phase 2 LOWR HDV – 3 Study at National Institutes of Health (NIH).” A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

On July 25, 2016, the Company issued a press release entitled “Eiger BioPharmaceuticals Announces First Patient Dosed in Phase 2 ULTRA Study of Ubenimex in Secondary Lymphedema.” A copy of the press release is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Reference is made to the Exhibit Index included with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.

Dated: July 28, 2016

	By:	/s/ James Welch
James Welch
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 18, 2016, titled “Eiger BioPharmaceuticals Announces First Patient Dosed in Phase 2 LIBERTY Study of Ubenimex in Pulmonary Arterial Hypertension.”

99.2	Press release, dated July 20, 2016, titled “Eiger BioPharmaceuticals Announces Completion of Dosing in Phase 2 LOWR HDV – 3 Study at National Institutes of Health (NIH).”

99.3	Press release, dated July 25, 2016, titled “Eiger BioPharmaceuticals Announces First Patient Dosed in Phase 2 ULTRA Study of Ubenimex in Secondary Lymphedema.”